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EXHIBIT 23.02

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2001 relating to the financial statements of Silicon Image, Inc., which appears in Silicon Image, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Jose, California
May 17, 2001

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  EXHIBIT 23.02
CONSENT OF INDEPENDENT ACCOUNTANTS